Accounts Receivable, Net	6 Months Ended
Dec. 31, 2025
Accounts Receivable, Net [Abstract]
Accounts receivable, net

Note 5 — Accounts receivable, net

Accounts receivable, net consisted of the following:

	June 30, 2025 (Audited)	December 31, 2025 (Unaudited)
	SGD	SGD	USD
Beginning balance	2,763,689	1,358,735	1,056,641
Less: allowance for credit loss	(468,971)	(790,389)	(614,658)
Ending balance	2,294,718	568,346	441,983

The following table summarizes the changes in allowance for credit losses:

	June 30, 2025 (Audited)	December 31, 2025 (Unaudited)
	SGD	SGD	USD
Beginning balance	445,516	468,971	364,702
Provision for expected credit losses	23,455	321,418	249,956
Ending balance	468,971	790,389	614,658

Accounts receivable are stated net of an allowance for expected credit losses. The increase in the allowance during the six months ended December 31, 2025 was primarily attributable to management’s reassessment of the expected credit risk associated with certain outstanding customer balances based on facts and circumstances existing at the reporting date.

The Company estimates expected credit losses in accordance with ASC 326 based on historical collection experience, adjusted for current conditions and reasonable and supportable forecasts. Management considers both quantitative and qualitative factors, including the aging of receivables, customers’ payment history and creditworthiness, subsequent collections, customer-specific circumstances, and current economic conditions when determining the adequacy of the allowance. Based on this assessment, management believes the allowance appropriately reflects the expected lifetime credit losses as of December 31, 2025.